UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES
EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 17, 2024

MDU Resources Group, Inc.
(Exact name of registrant as specified in its charter)

(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification No.)
incorporation)
Delaware	1-03480	30-1133956

1200 West Century Avenue
P.O. Box 5650
Bismarck, North Dakota 58506-5650
(Address of principal executive offices)
(Zip Code)

Registrant’s telephone number, including area code (701) 530-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

(Title of each class)	(Trading Symbol(s))	(Name of each exchange on which registered)
Common Stock, par value $1.00 per share	MDU	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure.

On October 17, 2024, MDU Resources Group, Inc. (the “Company”) announced that, in connection with its planned separation of its wholly-owned construction services subsidiary, Everus Construction Group, Inc. (“Everus”), from the Company, Everus will host an investor day at 10:00 a.m. EDT on October 17, 2024. A copy of the materials presented at the investor day is attached hereto as Exhibit 99.1 and incorporated herein by reference. The separation is expected to be effective at 11:59 p.m. EDT on October 31, 2024. A copy of the press release is attached hereto as Exhibit 99.2 and incorporated herein by reference.

In accordance with General Instructions B.2 of Form 8-K, the information furnished pursuant to this Item 7.01, including Exhibits 99.1 and 99.2, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing. The information set forth herein will not be deemed an admission as to the materiality of any information required to be disclosed solely to satisfy the requirements of Regulation FD.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are being furnished as part of this report.

Exhibit Number	Description
99.1	Everus Construction Group, Inc. Investor Day Presentation, dated October 17, 2024.
99.2	Press Release of MDU Resources Group, Inc., dated October 17, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).
* * *

Cautionary Note on Forward Looking Statement

This Current Report on Form 8-K includes certain forward-looking statements within the meaning of Section 21E of the Exchange Act. The forward-looking statements contained in this Current Report, including statements about the planned separation of Everus, the distribution of Everus common stock to the Company’s stockholders, the future state of the Company and Everus and future stock performance, are expressed in good faith and are believed by the Company to have a reasonable basis. Nonetheless, actual results may differ materially from the projected results expressed in the forward-looking statements. For a discussion of important factors that could cause actual results to differ materially from those expressed in the forward-looking statements, refer to Item 1A-Risk Factors in the Company’s most recent Form 10-Q and 10-K and the risk factors included in Everus’ registration statement on Form 10 (File No. 001-42276).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 17, 2024

MDU Resources Group, Inc.

By:	/s/ Jason L. Vollmer

Jason L. Vollmer
Vice President, Chief Financial Officer and Treasurer

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